Exhibit #99

               Atlantic City Electric Company and Subsidiary
                        Consolidating Balance Sheet
                             December 31, 1995
                          (thousands of dollars)

                                                      Atlantic
                                                         City
                                                       Electric
                                                          Co.
ASSETS
 Electric Utility Plant:
  In Service                                         $2,429,176
  Less Accumulated Depreciation                         794,479
  Net                                                 1,634,697
  Construction Work in Progress                         119,270
  Land Held for Future Use                                6,941
  Leased Property-Net                                    40,878
 Electric Utility Plant-Net                           1,801,786

  Investment in Subsidiary Company                        3,620
  Nuclear Decommissioning Trust Fund                     61,802
  Nonutility Property                                        50
  Other Investments and Funds                             2,027
Total Nonutility Property and
  Investments                                            67,499

Current Assets:
  Cash and Temporary Investments                          3,950
  Accounts Receivable:
    Utility Service                                      66,099
    Miscellaneous                                        15,910
    Allowance for Doubtful Accounts                      (3,300)
  Accounts Receivable-Associated Companies                2,027
  Unbilled Revenues                                      41,515
  Fuel (at average cost)                                 25,459
  Materials and Supplies (at average cost)               22,441
  Working Funds                                          14,419
  Other Prepayments                                      20,106
  Deferred Income Taxes                                   8,433
  Deferred Energy Costs                                  31,434

Total Current Assets                                    248,493

Deferred Debits:
   Unrecovered Purchased Power Costs                     99,817
   Recoverable Federal Income Taxes                      85,858
   Unrecovered State Excise Taxes                        64,274
   Unamortized Debt Costs                                38,924
   Other Regulatory Assets                               52,029
   Other                                                  8,965
Total Deferred Debits                                   349,867

Total Assets                                         $2,467,645


                               Page 1 of 8

             Atlantic City Electric Company and Subsidiary
                       Consolidating Balance Sheet
                            December 31, 1995
                         (thousands of dollars)


                                                       Atlantic
                                                         City
                                                       Electric
                                                          Co.
LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Equity:
    Common Stock                                   $     54,963
    Premium on Capital Stock                            231,081
    Contributed Capital                                 262,762
    Capital Stock Expense                                (2,131)
    Retained Earnings                                   252,484
    Total Common Equity                                 799,159
  Preferred Stock:
     Not Subject to Mandatory Redemption                 40,000
     Subject to Mandatory Redemption                    114,750
  Long Term Debt                                        802,356
Total Capitalization (Excluding Current Portion)      1,756,265

Current Liabilities:
  Preferred Stock Redemption Requirement                 22,250
  Capital Lease Obligations due within one year             650
  Long Term Debt - Current Portion                       12,247
  Short Term Debt                                        30,545
  Accounts Payable                                       60,714
  Advances - Associated Companies                          -
  Taxes Payable-Affiliates                               12,929
  Taxes Accrued                                           3,367
  Interest Accrued                                       19,961
  Dividends Declared                                     23,490
  Deferred Taxes                                         11,002
  Employees Separation Costs                              7,488
  Other                                                  16,451
Total Current Liabilities                               221,094

Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                 354,218
  Deferred Income Tax Credits                            49,112
  Capital Lease Obligations                              40,227
  Other                                                  46,729
Total Deferred Credits and Other Liabilities            490,286

Total Liabilities and Capitalization                 $2,467,645









                                Page 2 of 8

   Atlantic City Electric Company and Subsidiary
                        Consolidating Balance Sheet
                             December 31, 1995
                          (thousands of dollars)


                                                      Deepwater
                                                      Operating
                                                       Company
ASSETS
 Electric Utility Plant:
  In Service                                         $     -
  Less Accumulated Depreciation                            -
  Net                                                      -
  Construction Work in Progress                            -
  Land Held for Future Use                                 -
  Leased Property-Net                                      -
 Electric Utility Plant-Net                                -

  Investment in Subsidiary Company                         -
  Nuclear Decommissioning Trust Fund                       -
  Nonutility Property                                      -
  Other Investments and Funds                              -
Total Nonutility Property and
  Investments                                              -

Current Assets:
  Cash and Temporary Investments                             37
  Accounts Receivable:
    Utility Service                                        -
    Miscellaneous                                           107
    Allowance for Doubtful Accounts                        -
  Accounts Receivable-Associated Companies                1,355
  Unbilled Revenues                                        -
  Fuel (at average cost)                                   -
  Materials and Supplies (at average cost)                2,993
  Working Funds                                               1
  Other Prepayments                                         896
  Deferred Income Taxes                                    -
  Deferred Energy Costs                                    -

Total Current Assets                                      5,389

Deferred Debits:
   Unrecovered Purchased Power Costs                       -
   Recoverable Federal Income Taxes                        -
   Unrecovered State Excise Taxes                          -
   Unamortized Debt Costs                                  -
   Other Regulatory Assets                                2,539
   Other                                                    406
Total Deferred Debits                                     2,945

Total Assets                                         $    8,334


                               Page 3 of 8

  Atlantic City Electric Company and Subsidiary
                       Consolidating Balance Sheet
                            December 31, 1995
                         (thousands of dollars)


                                                      Deepwater
                                                      Operating
                                                       Company
LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Equity:
    Common Stock                                   $          1
    Premium on Capital Stock                               -
    Contributed Capital                                    -
    Capital Stock Expense                                  -
    Retained Earnings                                      -
    Total Common Equity                                       1
  Preferred Stock:
     Not Subject to Mandatory Redemption                   -
     Subject to Mandatory Redemption                       -
  Long Term Debt                                           -
Total Capitalization (Excluding Current Portion)              1

Current Liabilities:
  Preferred Stock Redemption Requirement                   -
  Capital Lease Obligations due within one year            -
  Long Term Debt - Current Portion                         -
  Short Term Debt                                          -
  Accounts Payable                                          117
  Advances-Associated Companies                           3,619
  Accounts Payable-Associated Companies                     665
  Taxes Payable-Affiliates                                 -
  Taxes Accrued                                              15
  Interest Accrued                                         -
  Dividends Declared                                       -
  Deferred Taxes                                           -
  Employees Separation Costs                               -
  Other                                                     704
Total Current Liabilities                                 5,120

Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                    -
  Deferred Income Tax Credits                              -
  Capital Lease Obligations                                -
  Other                                                   3,213
Total Deferred Credits and Other Liabilities              3,213

Total Liabilities and Capitalization                 $    8,334









                                Page 4 of 8

    Atlantic City Electric Company and Subsidiary
                        Consolidating Balance Sheet
                             December 31, 1995
                          (thousands of dollars)


                                                    Elimination
                                                     & Reclass
                                                      Entries
                                                       Debit
                                                     (Credit)
ASSETS
 Electric Utility Plant:
  In Service                                       $       -
  Less Accumulated Depreciation                            -
  Net                                                      -
  Construction Work in Progress                            -
  Land Held for Future Use                                 -
  Leased Property-Net                                      -
 Electric Utility Plant-Net                                -

  Investment in Subsidiary Company                      (3,620)
  Nuclear Decommissioning Trust Fund                       -
  Nonutility Property                                      -
  Other Investments and Funds                              -
Total Nonutility Property and
  Investments                                           (3,620)

Current Assets:
  Cash and Temporary Investments                           -
  Accounts Receivable:
    Utility Service                                        -
    Miscellaneous                                          -
    Allowance for Doubtful Accounts                        -
  Accounts Receivable-Associated Companies              (2,020)
  Unbilled Revenues                                        -
  Fuel (at average cost)                                   -
  Materials and Supplies (at average cost)                 -
  Working Funds                                            -
  Other Prepayments                                        -
  Deferred Income Taxes                                 (8,433)
  Deferred Energy Costs                                    -

Total Current Assets                                   (10,453)

Deferred Debits:
   Unrecovered Purchased Power Costs                       -
   Recoverable Federal Income Taxes                        -
   Unrecovered State Excise Taxes                          -
   Unamortized Debt Costs                                  -
   Other Regulatory Assets                                 -
   Other                                                     1
Total Deferred Debits                                     -  1
Total Assets                                       $   (14,072)


                               Page 5 of 8

    Atlantic City Electric Company and Subsidiary
                       Consolidating Balance Sheet
                            December 31, 1995
                         (thousands of dollars)


                                                    Elimination
                                                     & Reclass
                                                      Entries
                                                       Debit
                                                     (Credit)
  LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Equity:
    Common Stock                                $           1
    Premium on Capital Stock                             -
    Contributed Capital                                  -
    Capital Stock Expense                                -
    Retained Earnings                                    -
    Total Common Equity                                     1
  Preferred Stock:
     Not Subject to Mandatory Redemption                 -
     Subject to Mandatory Redemption                     -
  Long Term Debt                                         -
Total Capitalization (Excluding Current Portion)            1

Current Liabilities:
  Preferred Stock Redemption Requirement                  -
  Capital Lease Obligations due within one year           -
  Long  Term Debt - Current Portion
  Short Term Debt                                         -
  Accounts Payable                                        -
  Advances-Associated Companies                         3,619
  Accounts Payable-Associated Companies                 2,020
  Taxes Payable-Affiliates                                -
  Taxes Accrued                                           -
  Interest Accrued                                        -
  Dividends Declared                                      -
  Deferred Taxes                                        8,433
  Employees Separation Costs                              -
  Other                                                    (1)
Total Current Liabilities                              14,071
Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                   -
  Deferred Income Tax Credits                             -
  Capital Lease Obligations                               -
  Other                                                   -
Total Deferred Credits and Other Liabilities              -

Total Liabilities and Capitalization               $   14,072






                                Page 6 of 8

    Atlantic City Electric Company and Subsidiary
                        Consolidating Balance Sheet
                             December 31, 1995
                          (thousands of dollars)


                                                       Atlantic
                                                         City
                                                       Electric
                                                          Co.
                                                       Consol.
ASSETS
 Electric Utility Plant:
  In Service                                         $2,429,176
  Less Accumulated Depreciation                         794,479
  Net                                                 1,634,697
  Construction Work in Progress                         119,270
  Land Held for Future Use                                6,941
  Leased Property-Net                                    40,878
 Electric Utility Plant-Net                           1,801,786

  Investment in Subsidiary Company                         -
  Nuclear Decommissioning Trust Fund                     61,802
  Nonutility Property                                        50
  Other Investments and Funds                             2,027
Total Nonutility Property and
  Investments                                            63,879

Current Assets:
  Cash and Temporary Investments                          3,987
  Accounts Receivable:
    Utility Service                                      66,099
    Miscellaneous                                        16,017
    Allowance for Doubtful Accounts                      (3,300)
  Accounts Receivable-Associated Companies                1,362
  Unbilled Revenues                                      41,515
  Fuel (at average cost)                                 25,459
  Materials and Supplies (at average cost)               25,434
  Working Funds                                          14,420
  Other Prepayments                                      21,002
  Deferred Income Taxes                                    -
  Deferred Energy Costs                                  31,434

Total Current Assets                                    243,429

Deferred Debits:
   Unrecovered Purchased Power Costs                     99,817
   Recoverable Federal Income Taxes                      85,858
   Unrecovered State Excise Taxes                        64,274
   Unamortized Debt Costs                                38,924
   Other Regulatory Assets                               54,568
   Other                                                  9,372
Total Deferred Debits                                   352,813

Total Assets                                         $2,461,907


                               Page 7 of 8

    Atlantic City Electric Company and Subsidiary
                       Consolidating Balance Sheet
                            December 31, 1995
                         (thousands of dollars)


                                                       Atlantic
                                                         City
                                                       Electric
                                                          Co.
                                                        Consol.
LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Equity:
    Common Stock                                   $     54,963
    Premium on Capital Stock                            231,081
    Contributed Capital                                 262,762
    Capital Stock Expense                                (2,131)
    Retained Earnings                                   252,484
    Total Common Equity                                 799,159
  Preferred Stock:
     Not Subject to Mandatory Redemption                 40,000
     Subject to Mandatory Redemption                    114,750
  Long Term Debt                                        802,356
Total Capitalization (Excluding Current Portion)      1,756,265

Current Liabilities:
  Preferred Stock Redemption Requirement                 22,250
  Capital Lease Obligations due within one year             650
  Long Term Debt - Current Portion                       12,247
  Short Term Debt                                        30,545
  Accounts Payable                                       60,831
  Advances-Associated Companies                            -
  Accounts Payable-Associated Companies                    -
  Taxes Payable-Affiliates                               11,574
  Taxes Accrued                                           3,382
  Interest Accrued                                       19,961
  Dividends Declared                                     23,490
  Deferred Taxes                                          2,569
  Employees Separation Costs                              7,488
  Other                                                  17,156
Total Current Liabilities                               212,143

Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                 354,218
  Deferred Income Tax Credits                            49,112
  Capital Lease Obligations                              40,227
  Other                                                  49,942
Total Deferred Credits and Other Liabilities            493,499

Total Liabilities and Capitalization                 $2,461,907







                                Page 8 of 8

    Atlantic City Electric Company and Subsidiary
                     Consolidating Statement of Income
                             December 31, 1995
                          (thousands of dollars)
                                                       Atlantic
                                                        City
                                                       Electric
                                                          Co.

Operating Revenues-Electric                          $   953,779

Operating Expenses:
 Energy                                                  191,766
 Purchased Capacity                                      190,570
 Operations                                              152,277
 Maintenance                                              34,414
 Depreciation and Amortization                            78,461
 State Excise Taxes                                      102,811
 Federal Income Taxes                                     45,876
 Other Taxes                                               8,677
 Reimbursed Expenses*                                       -
Total Operating Expenses                                 804,852
Total Operating Income and Expense                       148,927

Other Income and Expense:
 AFDC Equity Funds                                           817
 Miscellaneous Income-Net                                 10,208
Total Other Income and Expense                            11,025

Income Before Interest Charges                           159,952

Interest Charges:
 Interest on Long Term Debt                               60,329
 Other Interest Expense                                    2,550

Total Interest Charges                                    62,879
Allowance for Borrowed Funds Used During Construction     (1,679)
Net Interest Charges                                      61,200

Preferred Dividends of Subsidiaries                         -
Net Income                                           $    98,752



* The net production costs of Deepwater Operating Company are charged to the Company. These costs are included in the Company's income accounts and classified as appropriate.



                                Page 1 of 2

   Atlantic City Electric Company and Subsidiary
                     Consolidating Statement of Income
                             December 31, 1995
                          (thousands of dollars)

                                                       Deepwater
                                                       Operating
                                                        Company

Operating Revenues-Electric                          $      -

Operating Expenses:
 Energy                                                   11,105
 Purchased Capacity                                         -
 Operations                                                6,310
 Maintenance                                               2,500
 Depreciation and Amortization                              -
 State Excise Taxes                                         -
 Federal Income Taxes                                       -
 Other Taxes                                                 931
 Reimbursed Expenses*                                    (20,846)
Total Operating Expenses                                    -
Total Operating Income and Expense                          -

Other Income and Expense:
 AFDC Equity Funds                                          -
 Miscellaneous Income-Net                                   -
Total Other Income and Expense                              -

Income Before Interest Charges                              -

Interest Charges:
 Interest on Long Term Debt                                 -
 Other Interest Expense                                     -

Total Interest Charges                                      -
Allowance for Borrowed Funds Used During Construction       -
Net Interest Charges                                        -

Preferred Dividends of Subsidiaries                         -
Net Income                                           $      -
















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